AMERICAN PERFORMANCE FUNDS
Supplement dated September 26, 2008
to the following Statements of Additional Information (“SAI”), each dated January 1, 2008, as amended:
Bond and Equity Funds
Money Market Funds
The following information replaces the information contained in the section of the SAI entitled “DISCLOSURE OF PORTFOLIO HOLDINGS”:
DISCLOSURE OF PORTFOLIO HOLDINGS
Information regarding portfolio holdings may be made available to third parties in the following circumstances:
•	Through disclosure in a Fund’s latest annual or semi-annual report or Form N-Q;

•	In marketing or other materials, so long as the information so disclosed is contemporaneously disclosed on the Funds’ website; or

•	When a Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement which prohibits both disclosure of portfolio holdings to third parties and trading based on such information. Such disclosure shall be authorized by the Funds’ President or Treasurer and shall be reported annually to the Board.
In addition, the Adviser will post portfolio holdings information for the American Performance Funds (except the Money Market Funds) on the Funds’ website at www.apfunds.com. The website will contain each Fund’s (except the Money Market Funds) complete schedule of portfolio holdings as of the last day of the most recent month end. Although the Adviser will typically post this information approximately sixteen days after a month’s end, and such information will remain accessible on the website until the information is filed with the SEC as part of the Trust’s Form N-CSR or Form N-Q, as applicable, it may post more current information regarding the holdings of one or more of the Funds on the Funds’ website. Such posted information may include all of a Funds’ holdings, or may be limited to more current information about select issuers or types of issuers as determined by Fund management..
Except as disclosed above, it is the policy of the Funds to not disclose material information about their portfolio holdings, trading strategies implemented or to be implemented, or pending transactions to other third parties. The Funds’ service providers are prohibited from disclosing to other third parties material information about the Funds’ portfolio holdings, trading strategies implemented or to be implemented, or pending transactions. However, the Funds may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Funds. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. The Funds’ fund accountants, administrators, investment advisers and custodians are provided with portfolio holdings information on a daily basis. The Fund’s independent public accountants and attorneys are provided with portfolio holdings information as issues may arise. In addition, portfolio holding information may be disclosed to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) on an as-needed basis.
Other than the service provider arrangements discussed above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. The Fund’s policies prohibit the receipt of compensation for the disclosure of portfolio holdings. Any violation of the Funds’ policies with respect to the disclosure of portfolio holdings is reported to the Board on a quarterly basis.